LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlusSM Signature 1

Supplement dated May 1, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract.  All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Effective May 1, 2026, the American Funds® IS Global Small Capitalization Fund will be updated to the American Funds® IS SMALLCAP World Fund.
You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.